UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 1, 2005
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; and the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue. These statements are based on our current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers or strategic partners; difficulties in integrating acquired businesses; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     Exhibit 99.1 furnished with this Current Report on Form 8-K includes financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. The non-GAAP financial measures include: our earnings before interest, taxes, depreciation, amortization and other non-cash items; and related per share amounts. Exhibit 99.2 to this Current Report includes a reconciliation of the historical non-GAAP financial measures to historical GAAP financial measures. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP financial measures to forward-looking GAAP financial measures. We believe that the above non-GAAP measures, and changes in those measures, are meaningful indicators of our company’s performance and provide additional information that our management finds useful in evaluating such performance and in planning for future periods. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 1.01. Entry into a Material Definitive Agreement
     On November 1, 2005, a wholly-owned subsidiary of WebMD Health Corp. entered into an Asset Purchase Agreement with Conceptis Technologies Inc., a Canadian corporation, pursuant to which the subsidiary agreed to purchase substantially all of the assets of Conceptis and agreed to assume certain liabilities. The purchase price for the acquisition is $19,000,000 in cash plus the assumed liabilities. The closing of the acquisition is subject to standard closing conditions, including the receipt of shareholder approval by the shareholders of Conceptis.
     On November 1, 2005, we issued a press release announcing our results for the quarter ended September 30, 2005 and our entry into the Asset Purchase Agreement. A copy of the press release is attached as Exhibit 99.1. The portion of the press release under the caption “Acquisition of Conceptis Technologies Inc.” is incorporated herein by this reference.
     Except provided above in this Item 1.01 with respect to incorporation of the specified portion of Exhibit 99.1, Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 2.02. Results of Operations and Financial Condition
     On November 1, 2005, we issued a press release announcing our results for the quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1. Except as specifically provided in Item 1.01 of this Current Report, Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The press release was accompanied by the financial tables incorporated by reference into Item 8.01, below.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (November 1, 2005). The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location.
     Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     On November 1, 2005, we issued a press release announcing our results for the quarter ended September 30, 2005. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release announcing the results.
Item 9.01. Financial Statements and Exhibits
      (c)      Exhibits
     The following exhibits are filed or furnished herewith:

99.1	Press Release, dated November 1, 2005, regarding the Registrant’s results for the quarter ended September 30, 2005 and its agreement to acquire Conceptis Technologies Inc.

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Health Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: November 1, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 1, 2005, regarding the Registrant’s results for the quarter ended September 30, 2005 and its agreement to acquire Conceptis Technologies Inc.

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

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